Evergreen VA Growth Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Growth Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“In general, we believe that relatively attractive stock valuations coupled with low return expectations should potentially help small cap growth companies in 2003.”

MANAGEMENT TEAM

Theodore W. Price, CFA
Small Cap Growth Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/3/1998	Class 1*	Class 2
Class Inception Date	3/3/1998	7/31/2002

Average Annual Return

1 year	-26.91%	-26.99%

Since portfolio inception	-3.11%	-3.13%

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of -26.91% for the 12-month period ended December 31, 2002. During the same period, the Russell 2000 Growth Index returned -30.26%, while the median return of funds in the Lipper Variable Annuity Small Cap Growth Funds Classification was -30.08%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$14,359,544

Number of Holdings	147

P/E Ratio	20.9x

What was the investment environment like during the period?

It was a very difficult period for equity investors as all major indexes finished the year in negative territory for the third straight year. The year got off to an auspicious start with a rally that began in late 2001 after stocks plummeted following the September 11 terrorist attacks and carried over into 2002. However, as the year progressed, the rally faded amid continuing revelations of corporate malfeasance, the bankruptcy of WorldCom and Enron, and concerns regarding deflation and a double-dip recession. These factors combined with the threat of war with Iraq put continued downward pressure on stock prices and fueled increasing investor pessimism. Despite this backdrop, we were able to find some opportunities in individual stocks and the fund performed well relative to its benchmark index and Lipper peer group.

TOP 5 SECTORS
(as a percentage of 12/31/2002 net assets)

Information Technology	20.6%

Industrials	18.7%

Consumer Discretionary	16.0%

Health Care	15.4%

Financials	10.4%

What strategies did you pursue?

Following an explosive fourth quarter in 2001, we expected to see the technology and healthcare sectors give back returns in the first quarter of 2002. Based on this belief, we reduced our exposure to these sectors but still maintained an overweighted position in technology relative to the index. When technology stocks collapsed in February 2002, however, we increased the fund’s technology weighting, adding to our technology position at attractive valuations. While the technology sector as a whole did poorly over the year, we outperformed the benchmark and found opportunities in several individual stocks within the sector. Specifically, Benchmark Electronics, a company that manufactures and assembles electronic equipment, was one of the fund’s top performing holdings. In the semiconductor area, Sandisk, a manufacturer of flash memory products for digital cameras and other hand-held computer devices, was also a top performer.

In healthcare, the strategy to reduce holdings versus the benchmark proved less beneficial, as healthcare stocks overall did not decline as anticipated. One holding in the fund that did particularly well was Accredo, a distributor of healthcare products. Within the healthcare sector, we maintained an underweighted position in biotechnology

PORTFOLIO MANAGER INTERVIEW continued

stocks throughout the period as many of these companies did not meet our investment criteria. This strategy and strong stock selection added to the fund’s overall performance as the biotechnology industry performed poorly over the period but our holdings performed relatively well versus the index.

In light of a weakening economy, we expected to see consumers rein in spending; however, this scenario did not play out as anticipated as consumer spending remained relatively strong during the period, especially during the early and middle part of the year. The fund’s overweighting in the specialty retail industry, specifically in furniture and specialty discounters, added to the fund’s return as these stocks performed very well.

Our strategy in the telecommunication services sector also benefited the fund’s performance. We were essentially out of the sector for the year, which helped the fund as these stocks were extremely hard hit, especially in the first quarter of 2002. We did add some telecommunications equipment names mid year at what we believed were attractive valuations and these stocks performed well.

With the exception of exploration and production stocks, the fund’s holdings in the energy sector did not perform as well as expected, given their strong fundamentals. Ultra Petroleum, a company involved in exploration and production in the Powder Basin, was a standout performer. Despite sluggish returns for the energy sector, we still believe this will be a good area for the fund in the long term and continue to maintain an overweighted position.

Within the industrials sector, the fund’s holdings in the transportation area performed well throughout the year, particularly in the third quarter. The trucking industry, driven by strong consumer spending and retail demand, was a strong contributor to the fund’s overall performance. Our position in Heartland Express, a trucking company, did especially well for the fund.

TOP 10 HOLDINGS
(as a percentage of 12/31/2002 net assets)

Markel Corp.	1.9%

Ultra Petroleum Corp.	1.4%

Power Integrations, Inc.	1.4%

Medicis Pharmaceutical Corp.	1.3%

Fair, Issac & Co., Inc.	1.2%

Doral Financial Corp.	1.2%

Waste Connections, Inc.	1.2%

Global Payments, Inc.	1.2%

MSC Industrial Direct Co., Inc.	1.2%

Engineered Support Systems, Inc.	1.1%

What is your outlook for the next 12 months?

We believe that the economy bottomed in the first quarter of 2002, ending the recession, and that it will continue on a slow recovery trend into 2003. As inflation remains low, companies are not able to raise prices; therefore, we will continue to focus on niche companies that we believe may increase revenues by gaining market share.

With respect to specific sectors, we are optimistic about the prospects for healthcare stocks as valuations are still very cheap, in our opinion. Moreover, a new head of the FDA is in place, which should also benefit the sector. Based on these factors, we have

PORTFOLIO MANAGER INTERVIEW continued

increased our exposure to biotechnology stocks to approximately 85% of the index weighting. We do not believe we are at a turning point for the technology sector, due to relatively high inventories and no new increases in technology capital spending. Given this outlook, we expect to maintain a modest underweighting in technology. In energy, we believe natural gas is in very short supply and new drilling is likely to occur in the near future. Once economic progress is more defined, we believe energy stocks in general and especially natural gas-oriented stocks will perform better. In transportation, we continue to maintain an overweighting as we believe that the regional airlines, air freight and trucking areas will continue to do well in 2003.

In general, we believe that relatively attractive stock valuations coupled with low return expectations should potentially help small cap growth companies in 2003.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000[2]	1999[2]	1998[2,3]
Class 1[4]
Net asset value, beginning of period	$11.93	$15.71	$13.87	$11.46	$12.50
Income from investment operations
Net investment income (loss)	-0.07	-0.06	-0.04	-0.07	0.02
Net realized and unrealized gains or losses on securities	-3.14	-1.42	1.88	2.50	-1.06
Total from investment operations	-3.21	-1.48	1.84	2.43	-1.04
Distributions to shareholders from
Net investment income	0	0	0	-0.02	0
Net realized gains	0	-2.30	0	0	0
Total distributions to shareholders	0	-2.30	0	-0.02	0
Net asset value, end of period	$8.72	$11.93	$15.71	$13.87	$11.46
Total return[5]	-26.91%	-6.68%	13.27%	21.21%	-8.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$14,095	$17,505	$20,266	$15,888	$11,064
Ratios to average net assets
Expenses[6]	0.97%	0.90%	0.77%	1.33%	0.97%[7]
Net investment income (loss)	-0.69%	-0.48%	0.24%	-0.67%	0.44%[7]
Portfolio turnover rate	94%	99%	144%	143%	62%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to Evergreen VA Growth Fund, its accounting and performance history has been carried forward.

3.  For the period from March 3, 1998 (commencement of class operations), to December 31, 1998.

4.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class\x11 1 shares.

5.  Total return does not reflect charges attributable to your insurance company's separate account.

6.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
CLASS 2
Net asset value, beginning of period	$8.79
Income from investment operations
Net investment loss	-0.03
Net realized and unrealized gains or losses on securities	-0.05
Total from investment operations	-0.08
Net asset value, end of period	$8.71
Total return[3]	-0.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$264
Ratios to average net assets
Expenses[4]	1.20%[5]
Net investment loss	-0.87%[5]
Portfolio turnover rate	94%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Shares	Value

COMMON STOCKS 94.6%
CONSUMER DISCRETIONARY 16.0%
Automobiles 0.6%
Monaco Coach Corp. *	5,250	$ 86,888
Hotels, Restaurants & Leisure 4.1%
Applebee’s International, Inc.	4,275	99,142
Extended Stay America, Inc. *	6,900	101,775
Outback Steakhouse, Inc.	2,750	94,710
Panera Bread Co., Class A *	2,950	102,689
Penn National Gaming, Inc. *	3,500	55,510
Ruby Tuesday, Inc.	5,250	90,772
Shuffle Master, Inc. *	2,050	39,176
583,774
Household Durables 2.1%
Ethan Allen Interiors, Inc.	2,750	94,518
Furniture Brands International, Inc. *	4,050	96,592
Mohawk Industries, Inc. *	1,854	105,585
296,695
Leisure Equipment & Products 0.8%
SCP Pool Corp. *	3,800	110,960
Media 2.8%
Entravision Common Corp. *	9,400	93,812
Interactive Data Corp. *	900	12,375
Radio One, Inc., Class D *	8,000	115,440
Salem Communications Corp., Class A *	2,050	51,189
Scholastic Corp. *	1,550	55,722
Spanish Broadcasting System, Inc., Class A *	10,700	77,040
405,578
Multi-line Retail 0.5%
Dollar Tree Stores, Inc. *	2,775	68,182
Specialty Retail 5.1%
Ann Taylor Stores Corp. *	2,200	44,924
Barnes & Noble, Inc. *	2,750	49,693
Cost Plus, Inc. *	3,550	101,778
Guitar Center, Inc. *	5,550	91,908
Hibbett Sporting Goods, Inc. *	1,600	38,272
Hot Topic, Inc. *	3,450	78,936
Linens’n Things, Inc. *	3,750	84,750
Michaels Stores, Inc. *	1,800	56,340
Too, Inc. *	5,000	117,600
Williams Sonoma, Inc. *	2,750	74,662
738,863
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 2.8%
Food & Drug Retailing 2.2%
Duane Reade, Inc. *	3,750	$ 63,750
Performance Food Group Co. *	3,240	110,027
United Natural Foods, Inc. *	5,450	138,158
311,935
Personal Products 0.6%
Steiner Leisure, Ltd. *	5,850	81,549
ENERGY 8.0%
Energy Equipment & Services 4.0%
Core Laboratories *	10,700	121,445
Gulf Islands Fabrication, Inc. *	4,150	67,438
Horizon Offshore, Inc. *	8,849	44,068
National Oilwell, Inc. *	3,550	77,532
Oceaneering International, Inc. *	3,000	74,220
Patterson UTI Energy, Inc. *	3,800	114,646
Unit Corp. *	4,250	78,837
578,186
Oil & Gas 4.0%
Chesapeake Energy Corp.	10,100	78,174
Comstock Resources, Inc. *	15,200	141,208
Evergreen Resources *	3,250	145,762
Ultra Petroleum Corp. *	20,500	202,950
568,094
FINANCIALS 10.4%
Banks 4.7%
Alabama National BanCorp.	3,000	130,500
Boston Private Financial Holdings, Inc.	4,800	95,328
Gold Banc Corp., Inc.	4,610	45,736
NetBank, Inc. *	7,500	72,600
Prosperity Bancshares, Inc.	4,700	89,300
Southwest Bancorp of Texas, Inc. *	3,800	109,478
W Holding Company, Inc.	7,950	130,459
673,401
Diversified Financials 2.0%
Doral Financial Corp.	6,100	174,460
Investors Financial Services Corp.	4,050	110,930
285,390
Insurance 3.7%
Brown & Brown, Inc.	2,650	85,648
HCC Insurance Holdings, Inc.	4,500	110,700
Hilb, Rogal & Hamilton Co.	1,850	75,665
Markel Corp. *	1,300	267,150
539,163
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 15.4%
Biotechnology 2.1%
Charles River Laboratories International, Inc. *	1,200	$ 46,176
ImClone Systems, Inc. *	3,500	37,174
Neurocrine Biosciences, Inc. *	2,200	100,452
Protein Design Labs, Inc. *	2,350	19,975
Telik, Inc. *	3,700	43,142
Trimeris, Inc. *	1,150	49,553
296,472
Health Care Equipment & Supplies 2.3%
American Medical Systems Holdings, Inc. *	3,200	51,872
Cyberonics, Inc. *	6,800	125,120
Ocular Sciences, Inc. *	1,800	27,936
Respironics, Inc. *	2,550	77,599
Wilson Greatbatch Technologies, Inc. *	1,850	54,020
336,547
Health Care Providers & Services 5.1%
Accredo Health, Inc. *	3,487	122,917
AdvancePCS *	1,550	34,426
Caremark Rx, Inc. *	2,250	36,562
Community Health Systems *	3,200	65,888
Henry Schein, Inc. *	1,600	72,000
LabOne, Inc. *	3,000	53,160
LifePoint Hospitals, Inc. *	2,800	83,807
Priority Healthcare Corp., Class B *	2,830	65,656
Province Healthcare Co. *	7,700	74,921
Rare Hospitality International, Inc. *	3,450	95,289
Universal Health Services, Inc., Class B *	750	33,825
738,451
Pharmaceuticals 5.9%
AtheroGenics, Inc. *	11,950	88,550
Biotech Holders Trust	1,750	147,980
InterMune, Inc. *	3,550	90,560
Inveresk Research Group, Inc. *	4,700	101,426
Martek Biosciences Corp. *	3,700	93,092
Medicis Pharmaceutical Corp., Class A *	3,800	188,746
Scios, Inc. *	4,050	131,949
842,303
INDUSTRIALS 18.7%
Aerospace & Defense 3.1%
DRS Technologies, Inc. *	4,750	148,817
Engineered Support Systems, Inc.	4,500	164,970
Esco Technologies, Inc. *	3,400	125,800
439,587
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Couriers 1.3%
Expeditors International of Washington, Inc.	2,050	$ 66,933
UTI Worldwide, Inc.	4,500	118,125
185,058
Airlines 1.2%
Atlantic Coast Airlines Holdings *	6,800	81,804
Skywest, Inc.	6,900	90,183
171,987
Commercial Services & Supplies 4.4%
Global Payments, Inc.	5,250	168,052
Kelly Services, Inc., Class A	1,800	44,478
Management Network Group, Inc. *	31,100	46,650
MPS Group, Inc. *	13,000	72,020
NetSolve, Inc. *	18,050	121,838
Waste Connections, Inc. *	4,500	173,745
626,783
Electrical Equipment 1.6%
C&D Technologies, Inc.	4,500	79,515
EPIQ Systems, Inc. *	5,400	82,728
Power-One, Inc. *	12,550	71,158
233,401
Machinery 2.5%
CLARCOR, Inc.	3,100	100,037
Maverick Tube Corp. *	7,500	97,725
Oshkosh Truck Corp.	2,650	162,975
360,737
Road & Rail 3.5%
Covenant Transport, Inc., Class A *	6,250	118,500
Heartland Express, Inc. *	5,504	126,102
Knight Transportation, Inc. *	6,350	133,350
P.A.M. Transportation Services, Inc. *	5,076	127,966
505,918
Trading Companies & Distributors 1.1%
MSC Industrial Direct Co., Inc., Class A *	9,350	165,963
INFORMATION TECHNOLOGY 20.6%
Communications Equipment 0.4%
Foundry Networks, Inc. *	8,400	59,136
Computers & Peripherals 0.4%
QLogic Corp. *	1,750	60,393
Electronic Equipment & Instruments 5.3%
Actuant Corp., Class A *	1,800	83,610
Benchmark Electronics, Inc. *	4,150	118,939
Parlex Corp. *	14,050	137,830
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments continued
Power Integrations, Inc. *	11,650	$ 198,050
Roper Industries, Inc.	1,400	51,240
Sandisk Corp. *	4,700	95,410
Sipex Corp. *	19,700	72,890
757,969
Internet Software & Services 2.0%
Agile Software Corp. *	16,950	131,193
Internet Security Systems, Inc. *	1,400	25,662
Matrixone, Inc. *	29,000	124,700
281,555
IT Consulting & Services 3.0%
Acxiom Corp. *	5,400	83,052
Alliance Data Systems Corp. *	7,950	140,874
Anteon International Corp. *	4,700	112,800
CACI International, Inc., Class A *	1,400	49,896
Mantech International Corp., Class A *	2,300	43,861
430,483
Semiconductor Equipment & Products 4.4%
Asyst Technologies, Inc. *	6,100	44,835
ATMI, Inc. *	6,000	111,120
Exar Corp. *	9,100	112,840
Integrated Circuit System, Inc. *	6,100	111,325
LTX Corp. *	9,950	59,998
Micrel, Inc. *	13,800	123,924
Semtech Corp. *	5,550	60,606
624,648
Software 5.1%
Documentum, Inc. *	5,100	79,866
Fair, Issac & Co., Inc.	4,150	177,205
Moldflow Corp. *	17,500	131,250
NetIQ Corp. *	2,050	25,318
Netscreen Technologies Insurance *	3,000	50,520
Renaissance Learning, Inc. *	3,650	68,985
Vastera, Inc. *	15,900	89,851
Verisity, Ltd. *	1,850	35,261
Verity, Inc. *	5,850	78,337
736,593
MATERIALS 1.6%
Chemicals 1.0%
Georgia Gulf Corp.	6,350	146,939
Construction Materials 0.6%
Carlisle Companies, Inc.	2,050	84,829
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
Commonwealth Telephone Enterprises *	2,800	$ 100,352
CT Communications, Inc.	5,550	62,715
163,067
Total Common Stocks		13,577,477
SHORT-TERM INVESTMENTS 8.0%
MUTUAL FUND SHARES 8.0%
Evergreen Institutional Money Market Fund (o)	1,156,137	1,156,137
Total Investments (cost $14,082,798) 102.6%		14,733,614
Other Assets and Liabilities (2.6%)		(374,070)
Net Assets 100.0%		$ 14,359,544

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 14,082,798
Net unrealized gains on securities	650,816

Market value of securities	14,733,614
Receivable for securities sold	21,456
Dividends and interest receivable	3,942
Deferred organization expenses	376

Total assets	14,759,388

Liabilities
Payable for securities purchased	393,705
Advisory fee payable	547
Due to other related parties	78
Accrued expenses and other liabilities	5,514

Total liabilities	399,844

Net assets	$ 14,359,544

Net assets represented by
Paid-in capital	$ 18,080,120
Accumulated net realized losses on securities	(4,371,392)
Net unrealized gains on securities	650,816

Total net assets	$ 14,359,544

Net assets consists of
Class 1 *	$ 14,095,259
Class 2	264,285

Total net assets	$ 14,359,544

Shares outstanding
Class 1 *	1,616,857
Class 2	30,347

Net asset value per share
Class 1 *	$ 8.72
Class 2	$ 8.71

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Dividends (net of foreign withholding tax of $294)	$ 25,080
Interest	16,779

Total investment income	41,859

Expenses
Advisory fee	103,226
Distribution Plan expenses	90
Administrative services fees	14,747
Transfer agent fee	1,337
Trustees’ fees and expenses	437
Printing and postage expenses	28,116
Custodian fee	5,196
Professional fees	15,651
Organization expenses	462
Other	1,423

Total expenses	170,685
Less: Expense reductions	(94)
Fee waivers	(27,058)

Net expenses	143,533

Net investment loss	(101,674)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(2,471,817)
Net change in unrealized gains or losses on securities	(2,092,564)

Net realized and unrealized gains or losses on securities	(4,564,381)

Net decrease in net assets resulting from operations	$ (4,666,055)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2002		2001

Operations
Net investment loss		$ (101,674)		$ (85,738)
Net realized losses on securities		(2,471,817)		(1,593,012)
Net change in unrealized gains or losses on securities		(2,092,564)		176,573

Net decrease in net assets resulting from operations		(4,666,055)		(1,502,177)

Distributions to shareholders from
Net realized gains
Class 1 *		0		(3,069,968)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1 *	351,813	3,273,861	172,712	2,239,433
Class 2	32,383	280,881	0	0

		3,554,742		2,239,433

Net asset value of shares issued in reinvestment of distributions
Class 1 *	0	0	305,469	3,069,968
Payment for shares redeemed
Class 1 *	(473,122)	(4,346,102)	(300,454)	(3,498,008)
Class 2	(2,036)	(16,978)	0	0

		(4,363,080)		(3,498,008)

Net asset value of shares issued in acquisition of OFFIT VIF U.S. Small Cap Fund
Class 1 *	270,577	2,328,913	0	0

Net increase in net assets resulting from capital share transactions		1,520,575		1,811,393

Total decrease in net assets		(3,145,480)		(2,760,752)
Net assets
Beginning of period		17,505,024		20,265,776

End of period		$ 14,359,544		$ 17,505,024

Undistributed net investment loss		$ 0		$ 0

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are usually valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and certain capital loss carryovers assumed as a result of acquisitions.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

f. Organization expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.70% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $27,058 which represents 0.18% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2002, the Fund paid brokerage commissions of $1,071 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. ACQUISITION

Effective on the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT VIF U.S. Small Cap Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 270,577 Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $271,574. The aggregate net assets of the Fund and OFFIT VIF U.S. Small Cap Fund immediately prior to the acquisition were $12,730,082 and $2,328,913, respectively. The aggregate net assets of the Fund immediately after the acquisition were $15,058,995.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $13,230,446 and $14,361,023, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $14,559,687. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,693,807 and $1,519,880, respectively, with a net unrealized appreciation of $173,927.

As of December 31, 2002 the Fund had $3,894,503 in capital loss carryovers for federal income tax purposes with $106,082 expiring in 2008, $1,380,635 expiring in 2009 and $2,407,786 expiring in 2010.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis consisted of unrealized appreciation of $173,927 and capital loss carryover of $3,894,503.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTES TO FINANCIAL STATEMENTS continued

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $94, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560859   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034